SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         CELLEGY PHARMACEUTICALS, INC.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required


/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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
                          CELLEGY PHARMACEUTICALS, INC.

                    1065 EAST HILLSDALE BOULEVARD, SUITE 418
                          FOSTER CITY, CALIFORNIA 94404

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 5, 1997

To the Shareholders:

   The Annual Meeting of Shareholders of Cellegy Pharmaceuticals, Inc. (the "Company") will be held at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California on June 5, 1997, at 9:00 a.m., Pacific Standard Time, for the following purposes:

     1. To elect eight members of the Board of Directors to serve until the next annual meeting of shareholders;

     2. To approve an amendment to the Company's 1995 Equity Incentive Plan (the "Plan") to increase by 450,000 shares, to 1,450,0000 shares, the number of shares of the Company's common stock available for issuance pursuant to the plan;

     3. To approve an amendment to the Company's 1995 Directors' Stock Option Plan to increase by 50,000 shares, to 150,000 shares, the number of shares of the Company's common stock available for issuance pursuant to the plan;

     4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the 1997 fiscal year; and

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

   Only shareholders of record at the close of business on April 10, 1997 are entitled to notice of, and to vote at, the meeting and any adjournments and postponements thereof.

   You are  cordially  invited to attend the meeting in person.

                                By Order of the Board of Directors

                                /s/ K. Michael Forrest

                                K. Michael Forrest
                                President and Chief Executive Officer


Foster City, California
April 21, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.

                          CELLEGY PHARMACEUTICALS, INC.

                    1065 EAST HILLSDALE BOULEVARD, SUITE 418
                          FOSTER CITY, CALIFORNIA 94404

                                 (415) 524-1600

                          -----------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT

                          -----------------------------

                                 APRIL 21, 1997

To the Shareholders:

   The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Cellegy Pharmaceuticals, Inc., a California corporation (the "Company"), for use at the Company's annual meeting of shareholders and any adjournments and postponements (the "Annual Meeting") to be held at 9:00 a.m. on June 5, 1997, at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California. Only shareholders of record on the close of business on April 10, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 5,623,511 shares of Common Stock, no par value ("Common Stock"), outstanding and entitled to vote. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business. This Proxy Statement, the Company's Annual Report To
Shareholders, and the accompanying form of proxy were first mailed to shareholders on or about April 21, 1997.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

   Holders of Common Stock are entitled to one vote for each share of Common Stock held, except that in the election of directors each shareholder has cumulative voting rights as described below. The authorized number of directors of the Company currently is eight. For the election of directors, any shareholder may exercise cumulative voting rights, which enable the shareholder to cast a number of votes equal to the number of shares held multiplied by the number of directors to be elected by the class of stock held. All such votes may be cast for a single nominee or may be distributed among any or all of the nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. In order to be entitled to cumulate votes, a shareholder must give notice at the Annual Meeting, prior to voting, of the shareholder's intention to do so. In addition, no shareholder will be entitled to cumulate votes for a candidate unless that candidate's name has been placed in nomination before the voting. If one shareholder gives such a notice, all shareholders may cumulate their votes. In such an event, the proxy holder may allocate among the Board of Directors' nominees the votes required by proxies in the proxy holder's sole discretion. Shareholders are requested, by means of the accompanying proxy, to grant discretionary authority to the proxy holders to cumulate votes.

   In the event that a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be considered present and voting with respect to that matter.

   Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Proposal Nos. 2, 3 and 4 require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposals. For purposes of such Proposals, (i) the aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the Annual Meeting, whether those shareholders vote "for," "against," "abstain" or give no instructions, will be counted for purposes of determining the minimum number of affirmative votes required to approve the Proposal, (ii) the total number of shares cast "for" Proposals No. 2, 3 and 4 or giving no instructions will be counted for purposes of determining whether sufficient affirmative votes have been cast, and (iii) an abstention from voting on a matter by a shareholder present in person or represented by proxy at the Annual Meeting has the same effect as a vote "against" the proposal.

   In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Annual Meeting.

   The cost of preparing, assembling, printing and mailing the Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Following the original mailing of the proxies and other soliciting materials, the Company will request that the brokers, custodians, nominees and other record holders forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by directors, officers and employees of the Company.

                             REVOCABILITY OF PROXIES

   Any shareholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy before its use. A proxy can be revoked (i) by an instrument of revocation delivered before the Annual Meeting to the Secretary of the Company at the Company's principal executive offices, (ii) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or (iii) by voting in person at the Annual Meeting. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Annual Meeting, the shareholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that shareholder's beneficial ownership of the shares. Attendance at the Annual Meeting will not by itself revoke a proxy.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES

   Eight directors are to be elected to the Board at the Annual Meeting to serve until the next annual meeting and until their respective successors are elected and qualified or until the death, resignation, or removal of the director. Each of the nominees is currently a director of the Company. If any nominee is unable or unwilling to serve as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected. Proxies received will be voted "FOR" the election of the nominees named below unless the proxy is marked in such a manner as to withhold authority so to vote.

   The names of the nominees and certain information about them are set forth below:

                                                PRINCIPAL               DIRECTOR
            NAME              AGE              OCCUPATION                SINCE
--------------------------- ----- ----------------------------------- ----------
K. Michael Forrest .........  53  President, Chief Executive Officer,   1996
                                  and Director of the Company
Carl R. Thornfeldt, M.D.  ..  45  Medical Director and Chairman of      1989
                                  the Board of the Company
Jack L. Bowman (1) .........  64  Consultant to the pharmaceutical      1996
                                  and biotechnology industry
Denis R. Burger, Ph.D. (2)    53  President and Chief Executive         1995
                                  Officer of AntiVirals Inc.
Peter M. Elias, M.D. .......  55  Vice Chairman, Department of          1995
                                  Dermatology, University of
                                  California, San Francisco
Tobi B. Klar, M.D. .........  42  Practicing Dermatologist and          1995
                                  Associate Clinical Professor in
                                  Dermatology, Albert Einstein
                                  Medical Center, New York City
Alan A. Steigrod (1) .......  59  Consultant to the biotechnology       1996
                                  industry
Larry J. Wells (2) .........  54  General Partner of Sundance           1989
                                  Venture Partners, L.P.
-----------------
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.

   Directors hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Executive officers are chosen by and serve at the discretion of the Board of Directors, subject to any written employment agreements with the Company.

   K. Michael Forrest. Mr. Forrest became President, CEO, and a director in December 1996. From January 1996 to November 1996, he was a consultant to biotechnology companies. From November 1994 to December 1995, he was President and CEO at Mercator Genetics, a biotech firm located in Menlo Park, California. From March 1991 to June 1994, he was President and CEO at Transkaryotic Therapies, Inc., a publicly traded gene activation company located in Cambridge, Massachusetts. From 1968 to 1991, Mr. Forrest held a series of domestic and international positions first with Pfizer, Inc., and thereafter senior management positions with American Cyanamid, culminating as Vice President of the company's $950 million Lederle International Group. He is a director of AlphaGene Inc. and The American Social Health Association. Mr. Forrest holds a B.S. in business administration from Georgetown University.

   Carl R. Thornfeldt, M.D. Dr. Thornfeldt is the Chairman of the Board of Directors and a co-founder of the Company, as well as a physician, board certified in dermatology. He has been Medical Director of the Company since its inception. Due to the unexpected death of the Company's then CEO, Mr. William Bliss, in July 1996, Dr. Thornfeldt accepted the position of acting CEO through December 1996, at which time Mr. Forrest was hired as CEO of the Company. In addition, Dr. Thornfeldt served as Vice President, Research and Development from October 1994 until May 1996, at which time Dr. Francoeur was hired due to the growth of the Company. Since 1983, Dr. Thornfeldt has maintained a private dermatology practice and is an Assistant Clinical Professor in Dermatology at the University of Oregon Health Sciences Center. Dr. Thornfeldt received his M.D. from the University of Oregon and his B.S. from Oregon State University. His dermatology residency was performed at University of California, San Diego.

   Jack L. Bowman. Mr. Bowman became a director in December 1996. He is currently a director of NeoRx Corp., CytRx Corp. and Cell Therapeutics, Inc. In addition, he consults to the pharmaceutical and biotechnology industry groups. From August 1987 to January 1994, he was Group Chairman at Johnson

& Johnson, where he was responsible for a group of global pharmaceutical, diagnostic and OTC businesses. Before then, Mr. Bowman held executive positions with CIBA-Geigy and American Cyanamid, where he had responsibility for worldwide pharmaceutical, medical device, and consumer product divisions. He received a Bachelor's degree from Western Washington University.

   Denis R. Burger, Ph.D. Dr. Burger became a director in October 1995. Currently, he is Chief Executive Officer at AntiVirals Inc., a biotechnology company, and is a general partner of Sovereign Partners LLC, a biotechnology consulting and merchant banking partnership, both located in Portland, Oregon. He is a director of SuperGen, Inc. and Trinity Biotech, plc. He was a co-founder of Epitope, Inc. and its Chairman from 1981 to 1990. During the 1970s, Dr. Burger was a research scientist and a professor of microbiology and immunology at the Oregon Health Sciences University in Portland, Oregon. He holds M.S. and Ph.D. degrees in these scientific disciplines.

   Peter M. Elias, M.D. Dr. Elias is a board certified dermatologist and became a director of the Company in April 1995. He also serves as Co-Chairman of the Scientific Advisory Board of the Company. He is an expert in the stratum corneum barrier, as well as epidermal structure, function and lipid metabolism. Dr. Elias is currently the Vice-Chairman, Department of Dermatology, University of California, San Francisco. He received his M.D. from University of California, San Francisco, and performed his dermatology residency at Harvard University Medical Center.

   Tobi B. Klar, M.D. Dr. Klar became a director of the Company in June 1995. She is a physician, board certified in dermatology. Since 1986, Dr. Klar has maintained a private dermatology practice, is Co-Chairperson of the Department of Dermatology at New Rochelle Hospital Medical Center, New Rochelle, New York, and is Associate Clinical Professor in dermatology at Albert Einstein Medical Center in New York City. She performed her dermatology residency at State University of New York, Downstate Medical Center, where she also obtained her medical degree. She holds a B.A. from Brown University.

   Alan A. Steigrod. Mr. Steigrod became a director in July 1996, and has been a biotechnology industry consultant since December 1995. From March 1993 to November 1995, he was President and CEO of Cortex Pharmaceuticals, Inc., a California-based biotechnology company. From February 1991 to February 1993, he worked as a consultant to the industry. From March 1981 through February 1991, Mr. Steigrod held a series of executive positions with Glaxo, Inc., serving as Chairman of Glaxo's operating committee, as well as on the company's Board of Directors. As Executive Vice President he managed five divisions, including Glaxo Pharmaceuticals and Glaxo Dermatology Products. Prior to Glaxo, Mr. Steigrod held a number of senior management positions with Boehringer Ingelheim, Ltd. and Eli Lilly & Co. He is a director of Sepracor Inc. He received his B.S. in pharmacy from Temple University, School of Pharmacy.

   Larry J. Wells. Mr. Wells became a director of the Company in 1989. For the past five years, he has been a venture capitalist. He is the founder of Sundance Venture Partners, L.P. ("Sundance"), a venture capital fund, and is the Chairman of the entity that acts as the manager of Sundance. Mr. Wells is a director of Identix, Inc., Gateway Data Sciences and Telegen Corp. Mr. Wells received his Bachelor's degree in economics and a M.B.A. from Stanford University.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

   During the fiscal year ended December 31, 1996 ("fiscal 1996"), the Board held eight meetings, including telephone conference meetings, and acted by written consent nine times. Each nominee who was a director during fiscal 1996 attended more than 75% of the number of Board meetings and the total number of meetings held by all committees on which such director served that were held during fiscal 1996 during the time such person was a director, except Dr. Klar.

   Standing   committees  of  the  Board  include  an  Audit   Committee  and  a
Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

   Dr. Burger and Mr. Wells are the current members of the Company's Audit Committee. The Audit Committee met once during 1996. The Audit Committee reviews the Company's accounting practices, internal control systems and meets with the Company's outside auditors concerning the scope and terms of their engagement and the results of their audits.

   Messrs. Bowman and Steigrod are the current members of the Company's Compensation Committee. The Compensation Committee met twice during 1996, and acted by written consent eight times. The Compensation Committee recommends compensation for officers and employees of the Company, grants options and stock awards under the Company's employee benefit plans.

DIRECTOR COMPENSATION

   Directors employed by the Company did not receive any monetary fees for services performed for the Company during 1996. Outside directors are reimbursed for their travel expenses related to Board meetings and they receive a fee of $500 for each Board meeting attended prior to June 1996, and since June 1996, $1,000 for each Board meeting attended.

   Non-employee directors of the Company are eligible to participate in the 1995 Directors' Stock Option Plan (the "Directors Plan"). A total of 100,000 shares of Common Stock are reserved for issuance to eligible directors pursuant to the Directors Plan. An amendment to increase the number of shares of Common Stock reserved for issuance under the Directors Plan is being proposed in this Proxy Statement. The Plan is currently administered by the Compensation Committee of the Board. On the date on which an eligible director is elected, the director is granted a non-qualified stock option (normally with a term of ten years) (an "Initial Option") to acquire 20,000 shares. Thereafter, on the first business day after the Company's annual meeting of shareholders, an eligible director will be granted a ten year option (an "Annual Option") to acquire 1,000 shares. The exercise price of all such options is the fair market value of the shares on the grant date. Initial Options generally are exercisable immediately with respect to 25% of the shares subject to the option, and become exercisable with respect to the remaining shares subject to the option upon the first, second, third and fourth anniversaries of the grant date. Annual Options become exercisable with respect to 25% of the shares subject to the option on each of the first, second, third and fourth anniversaries of the grant date. During fiscal 1996, Jack L. Bowman and Alan A. Steigrod were issued Initial Options of 20,000 at exercise prices of $4.50 and $5.50, respectively. Annual Options of 1,000 at an exercise price of $8.50 were granted to Denis R. Burger, Ph.D., Peter M. Elias, M.D., Tobi B. Klar, M.D. and Larry J. Wells. Additional options of 2,500 were granted to Denis R. Burger, Ph.D. and Alan A. Steigrod at an exercise price of $4.56.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                  ELECTION OF EACH OF THE NOMINATED DIRECTORS.

                                 PROPOSAL NO. 2

              APPROVAL OF AMENDMENTS TO 1995 EQUITY INCENTIVE PLAN

GENERAL

   Shareholders are being asked to approve an amendment to the Company's 1995 Equity Incentive Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 450,000 shares, from 1,000,000 shares to 1,450,000 shares. The Board of Directors of the Company approved the proposed amendment on February 20, 1997. The Board believes that adding shares to the Plan is in the best interests of the Company as it will permit the Company to attract and retain key employees by providing them with appropriate equity incentives. If a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting is required for approval of the amendment to the Plan.

   The Plan was approved by the Board and the Company's shareholders effective August 1995. The Plan provides for awards of stock options, restricted stock, and stock purchase rights. As of March 20, 1997, the Company had 13 employees, all of whom were eligible to receive and currently have awards under the Plan. During 1996, the Company issued options to acquire a total of 605,447 shares under the Plan. As of March 20, 1997, no shares were available for future options and other awards under the Plan. On March 20, 1997, the market price of the Common Stock was $4.375. Options to acquire approximately 58,170 shares of Common Stock have been granted from the proposed additional 450,000 share pool under the Plan to two employees of the Company, subject to shareholder approval. Employees and officers of the Company have an interest in the approval of the proposed amendments to the Plan by virtue of their eligibility to receive awards under the Plan. The Company will mail, without charge, to each person to whom a proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Plan. Any such request should be directed as follows: Secretary, Cellegy Pharmaceuticals, Inc., 1065 East Hillsdale Boulevard, Suite 418, Foster City, California 94404; telephone number (415) 524-1600.

   The following table sets forth options granted during 1996 pursuant to the Plan to (i) the Named Officers (see "Executive Compensation"), (ii) all executive officers as a group, (iii) all directors who are not executive officers as a group and (iv) all employees, including officers who are not executive officers as a group.

                                           OPTIONS GRANTED
                                             PURSUANT TO      EXERCISE
                   NAME                       THE PLAN          PRICE
----------------------------------------- --------------- ---------------
Employees (excluding executive officers)       156,947    $ 4.56 - $8.25
Non-executive directors (as a group)  ....       --             --
K. Michael Forrest .......................     245,000        $ 4.56
Carl R. Thornfeldt, M.D. .................      54,000    $ 4.56 - $5.64
A. Richard Juelis ........................      28,500    $ 4.56 - $5.50
Vivien H.W. Mak, Ph.D. ...................      40,000    $ 4.56 - $7.25
Executive officers (as a group) ..........     448,500    $ 4.56 - $7.25

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                     APPROVAL OF THE AMENDMENT TO THE PLAN.

SUMMARY OF THE PLAN

   Administration. The Plan is administered by the Board, and the Board has delegated administration to the compensation committee (the "Administrator"). The Administrator acts as the manager of the Plan, and as such has the power, subject to the terms and restrictions set forth in the Plan, to select the persons ("Participants") to receive options granted pursuant to the Plan ("Options") or other awards under the Plan (collectively, "Awards"), to fix the number of shares that each Participant may acquire, to set the terms and conditions of each Award (including any vesting or exercisability provisions or limitations regarding any Award and/or the shares of Common Stock relating thereto, and the waiver, amendment, extension or acceleration of any such provisions or limitations), to reduce the exercise price of any Award to the then current fair market value if the fair market value of the Common Stock covered by such Award shall have declined since the date the Award was granted, and to determine all other matters relating to the Plan, subject to applicable law. Determinations made by the Administrator are final and binding on all parties. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper. The Plan at present is administered by the Compensation Committee of the Board.

   Eligibility. Every person who at the date on which an Award was granted to the person (the "Grant Date") is an employee of the Company or any Affiliate is eligible to receive Awards, including options that are intended to be incentive stock options ("ISOs") within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). Every person who at the Grant Date is a consultant to the Company or any Affiliate, or any person who is a director of the Company but not an employee, is eligible to receive non-qualified options ("NQOs") but is not eligible to receive ISOs. The term "Affiliate" means a "parent corporation" or a "subsidiary corporation" as defined in the applicable provisions of the Code.

   Securities Subject to the Plan. As proposed to be amended, the total number of shares that are reserved and available for issuance pursuant to the exercise of Awards under the Plan is 1,450,000 shares. If Proposal No. 2 amending the Plan is approved, then a total of 450,000 shares (including 58,170 shares subject to options that have already been granted from the proposed 450,000 share pool, subject to shareholder approval) will be available for future issuance under the Plan. The shares covered by the portion of any grant that expires unexercised under the Plan will become available again for grants under the Plan. The number of shares reserved for issuance under the Plan is subject to adjustment in accordance with the provisions for adjustment in the Plan.

   Granting of Options. No Options may be granted under the Plan after 10 years from the date the Board initially adopted the Plan, unless an earlier expiration date is specified by the Administrator at the Grant Date. Options generally expire 10 years from its Grant Date, except that an ISO granted to any ten percent shareholder expires five years from its Grant Date. The exercise price of an ISO or an NQO shall be determined in accordance with the applicable provisions of the Code, and for ISOs is at least equal to the fair market value of the stock covered by the ISO at the Grant Date.

   Each Award will be evidenced by a written agreement (in the case of Options, referred to as the "Option Agreement," and in the case of other Awards, referred to as the "Award Agreement"), in a form satisfactory to the Company, executed by the Company and the Participant to whom the Award is granted. Provisions of Award Agreements need not be the same for each Participant. Awards may, in the sole discretion of the Administrator, be exercisable entirely at the Grant Date or at such times and in such amounts as the Administrator may specify.

   Corporate Transactions. The Plan provides that if the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, is liquidated or dissolved, is the surviving corporation of a merger after which the shareholders of the Company cease to own their shares or other equity interests in the Company, sells or otherwise disposes of substantially all its assets to another corporation, or completes any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company, the successor corporation may assume, convert or replace any outstanding awards. In the alternative, the successor corporation may substitute any outstanding awards with substantially equivalent awards or provide substantially similar consideration to participants as was provided to shareholders, after taking into consideration the existing provisions of the Awards. The successor corporation may also issue, in place of outstanding shares of the Company held by a Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. If the successor corporation refuses to assume or substitute outstanding options, such options will expire on such transaction on such conditions as the Board determines.

   Payment of Exercise Price. Except as described below, payment in full, in cash, generally must be made for all stock purchased at the time a written notice of exercise is given to the Company. Proceeds of any such payment will constitute general funds of the Company. At the time an Award is granted or before it is exercised, the Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment: (a) acceptance of the Participant's full recourse promissory note for some or all of the aggregate exercise price of the shares being acquired, with such terms as the Administrator approves; (b) delivery by the Participant of
Common Stock or other securities of the Company already owned by the Participant; (c) surrender, sale or withholding from the shares issuable upon exercise of the Award of a number of shares with a fair market value equal to the aggregate exercise price of the shares being acquired; or (d) any other property, so long as such property constitutes valid consideration under applicable law.

   Termination of Employment. Any Award or portion thereof that has not vested on or before the date on which a Participant ceases, for any reason, with or without cause, to be an employee or director of, or a consultant to, the Company or an Affiliate ("Employment Termination"), expires upon the date of Employment Termination. An Award or portion thereof that has vested as of the date of Employment Termination, to the extent the Award has not then expired or been exercised, is exercisable for a period of 90 days after the date of Employment Termination or such shorter or longer time period not exceeding five years as the Administrator may determine. If, however, Employment Termination is due to the disability or death of the Participant, then the Participant or the Participant's representative may, within 12 months after the date of Employment Termination or such shorter or longer time period not exceeding five years as the Administrator may determine, exercise such Award rights to the extent they were exercisable on the date of Employment Termination.

   Tax Compensation Rights. In connection with the grant of any Award (the "Associated Award"), the Administrator may grant the Participant the right (the "Tax Compensation Right") to receive from the Company an amount (the "Tax Compensation Amount") in cash which will not exceed an amount equal to the then existing maximum statutory federal income tax rate (including any surtax or similar charge or assessment) for corporations multiplied by the amount of compensation expense deductible by the Company for federal income tax purposes as a result of exercise of the Associated Award. The Administrator may also, in its discretion, loan to the Participant an amount equal to the Tax Compensation Amount.

   Restricted Stock and Bonus Stock. Participants awarded Restricted Stock must, within certain time periods specified in the Plan, pay to the Company, if required by applicable law, an amount equal to the par value of the Stock subject to the Award. Subject to the provisions of the Plan and the Award Agreement, during a period set by the Administrator, commencing with, and not exceeding 10 years from, the date of such award (the "Restriction Period"), the Participant may not sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Administrator may in its discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Administrator may determine. Except to the extent otherwise provided in the Award Agreement, upon a Participant's Employment Termination during the Restriction Period, all shares still subject to restriction will be forfeited by the Participant. The Plan also allows the Administrator to make awards of Bonus Stock to a Participant.

   Stock Purchase Rights. The Administrator may grant Stock Purchase Rights which enable the recipients to purchase Common Stock at a price determined by the Administrator. Stock Purchase Rights will be exercisable for a period determined by the Administrator not exceeding 30 days from the date of grant. The Administrator, however, may provide that, if required under Rule 16b-3, Stock Purchase Rights granted to persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended will not become exercisable until six months and one day after the grant date and will then be exercisable for 10 trading days at the purchase price specified by the Administrator. The Administrator, in its discretion, may provide for rights of repurchase of shares acquired upon exercise of Stock Purchase Rights, including without limitation at the original purchase price of such shares, upon the Employment Termination of a Participant.

   Amendment, Suspension or Termination of the Plan. The Board may at any time amend, alter, suspend or discontinue the Plan without shareholder approval, except as required by applicable law; provided, however, that no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any Award previously granted, without the Participant's consent, except to conform the Plan and Awards granted under the Plan to the requirements of federal or other tax laws or the requirements of Rule 16b-3.

   ERISA,  Internal  Revenue  Code.  The  Plan is not  subject  to the  Employee
Retirement  Income  Security Act of 1974  ("ERISA") and is not  qualified  under
Section 401(a) of the Code.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

   The following description of federal income tax consequences associated with participation in the plan is based on current provisions of the Code and administrative and judicial interpretations thereof. It does not describe applicable state, local, or foreign tax considerations, nor does it discuss any estate or gift tax considerations. The applicable rules are complex and may vary depending upon a participant's individual circumstances. The following description is thus necessarily general and does not address all of the potential federal and other income tax consequences to every participant of the Plan or transactions thereunder. Moreover, comprehensive Treasury regulations covering certain of the issues described below have been proposed but have not yet been adopted.

INCENTIVE STOCK OPTIONS

   Option, Exercise, Alternative Minimum Tax. A Participant will not have taxable income upon the grant or exercise of an ISO. However, upon exercise the "Option Spread" (the amount by which the fair market value of the Common Stock acquired upon exercise of the Option (the "Option Shares") on the relevant measurement date exceeds the exercise price) is includable in the Participant's "alternative minimum taxable income" in determining the Participant's liability for the "alternative minimum tax." The maximum alternative minimum tax rate applicable to individuals is now 28%. The Option Spread generally is measured for this purpose on the day the Option is exercised; however, if both (i) the Option Shares are subject to a "substantial risk of forfeiture" (including a right of repurchase in favor of the Company and perhaps, in the case of certain officers, limitations on the resale of such shares imposed by Section 16(b) of the Exchange Act) and (ii) the Participant does not make an election under Section 83(b) of the Code with respect to such shares within 30 days after the purchase date (a "Section 83(b) Election"), then the Option Spread should be measured, and should be includable in alternative minimum taxable income, on the date the risk of forfeiture lapses. (For purposes of the alternative minimum tax, the fair market value of Option Shares acquired under an ISO is determined by ignoring any restriction which by its terms may some day lapse.) The Company receives no income tax deduction upon grant or exercise of an ISO but is entitled to a deduction equal to the ordinary income taxable to the Participant upon a Disqualifying Disposition.

   In general, an ISO must be exercised within 90 days of Employment Termination to retain the federal income tax treatment described above. This 90 day period does not apply in the case of a Participant who dies while owning an Option. In the case of a Participant who is permanently and totally disabled, as defined in the Code, this 90 days period is extended to 12 months. The Plan allows the Company to extend the Option. Any such extension may be treated as the grant of a new Option to the Participant, which must meet the requirements for ISO status on the date of the agreement; in all events, if an Option is exercised more than three months after Employment Termination, it will, except in the cases of a permanently and totally disabled or deceased Participant, not qualify as an ISO.

   Sale of Option Shares; Disqualifying Dispositions. A Participant generally will be entitled to long-term capital gain treatment upon sale (other than to the Company) or other disposition of Option Shares held longer than two years from the grant date and one year from the date the Participant receives the shares. If the Option Shares are sold or disposed of (including by gift, but not including certain tax-free exchanges) before both of these holding periods have expired (a "Disqualifying Disposition"), the Option Spread (but generally not more than the amount of gain if the Disqualifying Disposition is a sale) is taxable as ordinary income. For this purpose, the Option Spread is measured at the Exercise Date unless the Option Shares were subject to a substantial risk of forfeiture upon purchase and the Participant did not file a Section 83(b) Election, in which event the Option Spread is measured at the date the restriction lapsed. If gain on a Disqualifying Disposition exceeds the amount treated as ordinary income, the excess is capital gain, which will be long-term if the Option Shares were held for more than one year. The holding period for Option Shares commences with the Option exercise date unless the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, in which event the holding period commences with the date the risk lapsed. A sale of Common Stock to the Company, including use of Common Stock to pay withholding or withheld by the Company upon exercise of an ISO, will constitute a redemption of such Common Stock and may be taxable as a dividend unless certain tests in the Code are met.

NON-QUALIFIED STOCK OPTIONS

   Option; Exercise; Tax Consequences to the Company. A Participant does not have taxable income upon the grant of an NQO. Federal income tax consequences upon exercise will depend upon whether the Option Shares thereby acquired are subject to a substantial risk of forfeiture, described above. If the Option Shares are not subject to a substantial risk of forfeiture (or if they are subject to such a risk and the Participant files a Section 83(b) Election with respect to the shares), the Participant will have ordinary income at the time of exercise measured by the Option Spread on the Exercise Date. The Participant's tax basis in the Option Shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long-term or short-term also will begin with the day after transfer. If the Option Shares are restricted and no Section 83(b) Election is filed, the Participant will not be taxable upon exercise, but instead will have ordinary income on the date the restrictions lapse, in an amount equal to the Option Spread on the date of lapse. The Participant's holding period begins with the date of lapse.

   In either case, the amount of ordinary income recognized by a Participant who is an employee constitutes "supplemental wages" subject to withholding of federal income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

   Sale of Option Shares. Upon sale other than to the Company of Option Shares acquired under an NQO, a Participant generally will recognize capital gain or loss to the extent of the difference between the sale price and the Participant's tax basis in the shares, which will be "long-term" gain or loss if the shares are held more than one year. A sale of shares to the Company will constitute a redemption of such shares, which may be taxable as a dividend.

   Tender of Stock to Satisfy Withholding Obligation. If a Participant tenders Common Stock in satisfaction of an income tax withholding obligation described above, the surrendered shares will be treated as redeemed by the Company at their then fair market value. The amount of the withholding obligation thus satisfied may be taxable to the participant as a dividend unless the redemption meets certain tests set forth in the Code. If shares acquired pursuant to exercise of an ISO are tendered, the redemption may also be a disqualifying disposition of those shares. Participants should consult with their personal tax advisors before tendering Common Stock in satisfaction of a withholding obligation.

   Tax Compensation Rights. Tax compensation rights will constitute ordinary wage income, subject to income and employment tax withholding, when paid to the Participant other than as proceeds of a loan.

                                 PROPOSAL NO. 3

           APPROVAL OF AMENDMENTS TO 1995 DIRECTORS' STOCK OPTION PLAN

GENERAL

   Shareholders are being asked to approve an amendment to the Company's 1995 Directors' Stock Option Plan (the "Directors Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 50,000 shares, from 100,000 shares to 150,000 shares. The Board of Directors of the Company approved the proposed amendment on February 20, 1997. The Board believes that adding shares to the Plan is in the best interests of the Company as it will permit the Company to attract and retain directors by providing them with appropriate equity incentives. If a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting is required for approval of the amendment to the Plan.

   The Plan was approved by the Board and the Company's shareholders effective August 1995. The Plan provides for awards of stock options, restricted stock, and stock purchase rights. As of March 20, 1997, the Company had 8 directors, all of whom were eligible to receive and have received awards under the Directors Plan. During 1996, the Company issued a total of 50,000 stock options under the Directors Plan. As of March 20, 1997, 30,000 shares were available for future options and other awards under the Directors Plan. On March 20, 1997, the market price of the Common Stock was $4.375. Non-employee directors of the Company have an interest in the approval of the proposed amendments to the Directors Plan by virtue of their eligibility to receive awards under the Directors Plan. The Company will mail, without charge, to each person to whom a proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Directors Plan. Any such request should be directed as follows: Secretary, Cellegy Pharmaceuticals, Inc., 1065 East Hillsdale Boulevard, Suite 418, Foster City, California 94404; telephone number (415) 524-1600.

   Pursuant to the Directors Plan, 50,000 options were granted to non-executive directors as a group during 1996.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                APPROVAL OF THE AMENDMENT TO THE DIRECTORS PLAN.

SUMMARY OF THE DIRECTORS PLAN

   Administration. The Directors Plan is administered by the Board, and the Board has delegated administration to the compensation committee (the "Administrator"). The Administrator acts as the manager of the Directors Plan, and as such has the power, subject to the terms and restrictions set forth in the Directors Plan, to select the persons ("Participants") to receive options granted pursuant to the Directors Plan ("Options") or other awards under the Directors Plan (collectively, "Awards"), to fix the number of shares that each Participant may acquire, to set the terms and conditions of each Award (including any vesting or exercisability provisions or limitations regarding any Award and/or the shares of Common Stock relating thereto, and the waiver, amendment, extension or acceleration of any such provisions or limitations), to reduce the exercise price of any Award to the then current fair market value if the fair market value of the Common Stock covered by such Award shall have declined since the date the Award was granted, and to determine all other matters relating to the Directors Plan, subject to applicable law. Determinations made by the Administrator are final and binding on all parties. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper. The Directors Plan at present is administered by the Compensation Committee of the Board.

   Eligibility. Every person who at the date on which an Award was granted to the person (the "Grant Date") who is a member of the Board of Directors of the Company (the "Board") who is not also an employee of the Company or any parent, subsidiary or affiliate of the Company ("Outside Directors") is eligible to receive Awards which shall be NQO's. The term "Affiliate" means a "parent corporation" or a "subsidiary corporation" as defined in the applicable provisions of the Code.

   Securities Subject to the Directors Plan. As proposed to be amended, the total number of shares that are reserved and available for issuance pursuant to the exercise of Awards under the Directors Plan is 150,000 shares. If Proposal No. 3 amending the Directors Plan is approved, then a total of 80,000 shares will be available for future issuance under the Directors Plan. The shares covered by the portion of any grant that expires unexercised under the Directors Plan will become available again for grants under the Directors Plan. The number of shares reserved for issuance under the Directors Plan is subject to adjustment in accordance with the provisions for adjustment in the Directors Plan.

   Granting of Options. No Options may be granted under the Directors Plan after 10 years from the date the Board initially adopted the Directors Plan, unless an earlier expiration date is specified by the Administrator at the Grant Date. Each eligible person who becomes a member of the Board will automatically be granted an option for 20,000 shares of the Company's Common Stock on the first business day after the date such person is first elected to the Board (the "Initial Grant"). On the first business day after the Company's annual meeting of shareholders, if an Outside Director is still a member of the Board and has served continuously as a member of the Board for at least one year, he or she will automatically be granted an option for 1,000 shares of the Company's Common Stock (the "Annual Grant"). Options generally expire 10 years from its Grant. The exercise price of the NQO's shall be determined in accordance with the applicable provisions of the Code.

   Each Award will be evidenced by a written agreement (in the case of Options, referred to as the "Option Agreement," and in the case of other Awards, referred to as the "Award Agreement"), in a form satisfactory to the Company, executed by the Company and the Participant to whom the Award is granted. Provisions of Award Agreements need not be the same for each Participant. Awards may, in the sole discretion of the Administrator, be exercisable entirely at the Grant Date or at such times and in such amounts as the Administrator may specify.

   Corporate Transactions. The Directors Plan provides that in the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, a merger in which the Company is the surviving corporation but after which the shareholders of the Company cease to own their shares or other equity interests in the Company, the sale of all or substantially all of the assets of the Company or any other transaction which qualifies as a "corporate transaction" under Section 424 of Internal Revenue Code of 1986, as amended (the "Code") wherein the shareholders of the Company give up all of their equity interest in the Company, the vesting of the options will accelerate to become exercisable in full. Accelerated options which are not exercised prior to the close of the corporate transaction shall terminate.

   Payment of Exercise Price. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of Securities and Exchange Commission ("SEC") Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option;
(c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

   Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

   Termination. In general, Options expire ten (10) years after the date of grant (the "Expiration Date"). The Option shall cease to vest if the Optionee ceases to be a member of the Board. The date on which the Optionee ceases to be a member of the Board shall be referred to as the "Termination Date". If the Optionee ceases to be a member of the Board for any reason except death or disability, then each Option that has not expired or been exercised and has vested on the Termination Date, may be exercised by the Optionee within three
(3) months after the Termination Date, but in no event later than the Expiration Date. If the Optionee ceases to be a member of the Board because of death or disability, then each Option that has not expired or been exercised and has vested on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

   Amendment or Termination of Plan. The Committee may at any time terminate or amend this Directors Plan (but may not terminate or amend the terms of any outstanding option without the consent of the Optionee); provided, however, that the Committee shall not, without the approval of the shareholders of the Company, increase the total number of Shares available under this Directors Plan or change the class of persons eligible to receive Options. Further, the provisions regarding eligibility and terms and conditions of option grants shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. In any case, no amendment of this Directors Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

   ERISA,  Internal  Revenue  Code.  The  Plan is not  subject  to the  Employee
Retirement  Income  Security Act of 1974  ("ERISA") and is not  qualified  under
Section 401(a) of the Code.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

   The following description of federal income tax consequences associated with participation in the plan is based on current provisions of the Code and administrative and judicial interpretations thereof. It does not describe applicable state, local, or foreign tax considerations, nor does it discuss any estate or gift tax considerations. The applicable rules are complex and may vary depending upon a participant's individual circumstances. The following description is thus necessarily general and does not address all of the potential federal and other income tax consequences to every participant of the Plan or transactions thereunder.

NON-QUALIFIED STOCK OPTIONS

   Option; Exercise; Tax Consequences to the Company. A Participant does not have taxable income upon the grant of an NQO. Federal income tax consequences upon exercise will depend upon whether the Option Shares thereby acquired are subject to a substantial risk of forfeiture, described above. If the Option Shares are not subject to a substantial risk of forfeiture (or if they are subject to such a risk and the Participant files a Section 83(b) Election with respect to the shares), the Participant will have ordinary income at the time of exercise measured by the Option Spread on the Exercise Date. The Participant's tax basis in the Option Shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long-term or short-term also will begin with the day after transfer. If the Option Shares are restricted and no Section 83(b) Election is filed, the Participant will not be taxable upon exercise, but instead will have ordinary income on the date the restrictions lapse, in an amount equal to the Option Spread on the date of lapse. The Participant's holding period begins with the date of lapse.

   In this case, the amount of ordinary income recognized by a Participant who is an employee constitutes "supplemental wages" subject to withholding of federal income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

   Sale of Option Shares. Upon sale other than to the Company of Option Shares acquired under an NQO, a Participant generally will recognize capital gain or loss to the extent of the difference between the sale price and the Participant's tax basis in the shares, which will be "long-term" gain or loss if the shares are held more than one year. A sale of shares to the Company will constitute a redemption of such shares, which may be taxable as a dividend.

   Tender of Stock to Satisfy Withholding Obligation. If a Participant tenders Common Stock in satisfaction of an income tax withholding obligation described above, the surrendered shares will be treated as redeemed by the Company at their then fair market value. The amount of the withholding obligation thus satisfied may be taxable to the participant as a dividend unless the redemption meets certain tests set forth in the Code. If shares acquired pursuant to exercise of an ISO are tendered, the redemption may also be a disqualifying disposition of those shares. Participants should consult with their personal tax advisors before tendering Common Stock in satisfaction of a withholding obligation.

   Tax Compensation Rights. Tax compensation rights will constitute ordinary wage income, subject to income and employment tax withholding, when paid to the Participant other than as proceeds of a loan.

                                 PROPOSAL NO. 4

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

   The Company has engaged Ernst & Young LLP as its principal independent public accountants to perform the audit of the Company's financial statements for fiscal 1997. Ernst & Young LLP has audited the Company's financial statements since 1989. The Board of Directors expects that representatives of Ernst & Young LLP will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
            THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth, as of March 20, 1997, certain information known to the Company regarding the ownership of shares of Common Stock by (i) each person known to the Company to be a beneficial owner of more that 5% of the outstanding shares of Common Stock; (ii) each director; (iii) each Named Officer (see "Executive Compensation"); and (iv) all directors and executive officers as a group.

                                                            SHARES BENEFICIALLY
                                                                  OWNED(1)
                                                         -----------------------
                             NAME                             NUMBER     PERCENT
-------------------------------------------------------- -------------- --------
Larry J. Wells .......................................     597,544  (2)  10.6%
 10600 N. DeAnza Boulevard, Suite 215
 Cupertino, California 95014
Sundance Venture Partners, L.P. ......................     583,482       10.4%
 10600 N. DeAnza Boulevard, Suite 215
 Cupertino, California 95014
Carl R. Thornfeldt, M.D. .............................     452,886  (3)   8.1%
 1065 East Hillsdale Boulevard, Suite 418
 Foster City, California 94404
Neutrogena Corporation ...............................     425,560        7.6%
 (Subsidiary of Johnson & Johnson)
 5760 West 96th Street
 Los Angeles, California 90045
Don Tavolacci ........................................     338,252  (4)   6.0%
 Sonoma Trading Company
 19666 Eight Street East
 Sonoma, California 95476
Peter M. Elias, M.D. .................................     131,899  (5)   2.3%
K. Michael Forrest ...................................      65,000  (6)   1.2%
 1065 East Hillsdale Boulevard, Suite 418
 Foster City, California 94404
The Estate of William E. Bliss .......................      69,156  (7)   1.2%
Jack L. Bowman .......................................       5,000  (8)    * %
Denis R. Burger, Ph.D. ...............................       8,750  (9)    * %
Tobi B. Klar, M.D. ...................................       3,730 (10)    * %
Alan A. Steigrod .....................................       5,000 (11)    * %
A. Richard Juelis ....................................      51,377 (12)    * %
Vivien H.W. Mak, Ph.D. ...............................      16,310 (13)    * %
All directors and executive officers as a group
 (11 persons) ........................................   1,350,246 (14)  24.0%

---------------
* Less than one percent.

(1) Based upon information supplied by officers, directors and principal shareholders. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investing power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to an option that is currently exercisable or exercisable within 60 days of March 20, 1997 are deemed to be outstanding and to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 583,482 shares held by Sundance Venture Partners, L.P., of which Mr. Wells may be deemed a beneficial owner. Includes 4,736 shares issuable upon exercise of presently exercisable common stock purchase warrants. Includes 9,326 shares subject to stock options exercisable before May 20, 1997.

(3) Excludes 38,223 and 38,126 shares, respectively, held in trust for two relatives of Dr. Thornfeldt and a total of 14,174 shares held by other relatives with respect to which Dr. Thornfeldt has no voting control. Includes 70,131 shares subject to stock options exercisable before May 20, 1997. Includes 190,463 shares held by Dr. Thornfeldt's spouse.

(4) Includes 5,827 shares subject to stock options exercisable before May 20, 1997.

(5) Includes 20,521 shares held jointly by Dr. Elias and spouse in a pension fund. Includes 13,208 shares subject to stock options exercisable before May 20, 1997. Includes 554 shares, held by spouse, subject to stock options exercisable before May 20, 1997.

(6) Includes 50,000 shares subject to stock options exercisable before May 20, 1997.

(7) Includes 69,156 shares subject to stock options exercisable before May 20, 1997.

(8) Includes 5,000 shares subject to stock options exercisable before May 20, 1997.

(9) Includes 8,750 shares subject to stock options exercisable before May 20, 1997.

(10) Includes 3,730 shares subject to stock options exercisable before May 20, 1997.

(11) Includes 5,000 shares subject to stock options exercisable before May 20, 1997.

(12) Includes 51,377 shares subject to stock options exercisable before May 20, 1997.

(13) Includes 16,310 shares subject to stock options exercisable before May 20, 1997.

(14) Includes 246,690 shares subject to stock options exercisable before May 20, 1997. Includes 583,482 shares held by Sundance Venture Partners, L.P., of which Mr. Wells may be deemed a beneficial owner. Includes 4,736 shares issuable upon exercise of presently exercisable common stock purchase warrants.

                             EXECUTIVE COMPENSATION

   The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to the Company and its subsidiaries during fiscal years 1996 and 1995 to (i) each person who served as the Company's chief executive officer during 1996, (ii) any other executive officers who were serving as executive officers at the end of 1996 and whose total annual salary and bonus in such year exceeded $100,000 and (iii) any person who was an executive officer during a portion of 1996 whose total annual salary and bonus exceeded $100,000, (together, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION               LONG TERM
                         -------------------------------------------   COMPENSATION
                                                                        SECURITIES
    NAME AND PRINCIPAL                                  OTHER ANNUAL    UNDERLYING     ALL OTHER
         POSITION          YEAR   SALARY      BONUS     COMPENSATION     OPTIONS      COMPENSATION
------------------------ ------ --------- ----------- -------------- -------------- --------------
                                   ($)        ($)          ($)            ($)            ($)
K. Michael Forrest         1996   23,103   50,000(1)         --           245,000        --
 President and Chief       1995     --       --              --             --           --
 Executive Officer
William E. Bliss           1996  154,583     --              --             --           --
 President and Chief       1995   21,242     --            89,512(2)      226,333        --
 Executive Officer
Carl R. Thornfeldt, M.D.   1996  107,962     --              --            54,000        --
 Medical Director and      1995     --       --              --             --           --
 Chairman of the Board
A. Richard Juelis          1996  131,830     --              --            28,500        --
 VP, Finance and           1995     --       --              --             --           --
 Chief Financial Officer
Vivien H.W. Mak, Ph.D.     1996  105,587     --              --            40,000        --
 VP, Cutaneous Research    1995     --       --              --             --           --

---------------
(1) Consists of a bonus paid on January 31, 1997, in accordance with his employment agreement. The bonus is being expensed during the period starting December 1, 1996 and ending December 31, 1997.

(2) Consists of Mr. Bliss' relocation compensation accrued when he joined the Company in December 1995, and paid during 1996.

   The following table sets forth information regarding individual grants of options to acquire the Company's Common Stock during fiscal 1996 to each Named
Officer.
                      OPTION GRANTS IN LAST FISCAL YEAR

                                                      INDIVIDUAL GRANTS
                             -----------------------------------------------------------------
                               NUMBER OF
                               SECURITIES
                               UNDERLYING   % OF TOTAL OPTIONS   EXERCISE OR
                                OPTIONS    GRANTED TO EMPLOYEES  BASE PRICE
             NAME             GRANTED (#)     IN FISCAL YEAR       ($/SH)      EXPIRATION DATE
---------------------------- ------------ -------------------- ------------- -----------------
K. Michael Forrest(1) .......  245,000            40.5%            $4.56      November 20, 2006
Carl R. Thornfeldt, M.D.(2)     45,000            7.4%             $5.64      January 2, 2006
Carl R. Thornfeldt, M.D.  ...    9,000            1.5%             $4.56      November 20, 2006
A. Richard Juelis(3) ........   19,500            3.2%             $5.50      March 26, 2006
A. Richard Juelis ...........    9,000            1.5%             $4.56      November 20, 2006
Vivien H.W. Mak, Ph.D.  .....   18,000            3.0%             $5.75      March 15, 2006
Vivien H.W. Mak, Ph.D.(4)  ..   16,000            2.6%             $7.25      May 22, 2006
Vivien H.W. Mak, Ph.D.  .....    6,000            1.0%             $4.56      November 20, 2006

----------------
(1) Of the shares subject to this option, 25,000 were exercisable at grant, and 25,000 are exercisable after six months following the grant date. An additional 150,000 become exercisable annually over four years from the grant date if there has been no Employment Termination. The remaining 45,000 will become exercisable at the earlier of the accomplishment of certain milestones or after five years from the date of grant. The option becomes exercisable in full upon acquisition of the Company.

                                       16

(2) Of the shares subject to this option, 22,500 were exercisable at grant. The remaining 22,500 are exercisable over a four year period at a rate of 1/48 per month.

(3) Of the shares subject to this option, 4,875 were exercisable at grant. The remaining 14,625 will become exercisable at the earlier of the accomplishment of certain milestones or after five years from the date of grant.

(4) Of the shares subject to this option, 4,000 were exercisable at grant. The remaining 12,000 will become exercisable at the earlier of the accomplishment of certain milestones or after five years from the date of grant.

   The following table sets forth information with respect to the options exercised during fiscal 1996 by the Name Officers during fiscal 1996.

           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                           FY-END OPTION/SAR VALUES

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED   VALUE OF UNEXERCISED IN-THE-
                              SHARES                       OPTIONS/SARS AT            MONEY OPTIONS AT
                            ACQUIRED ON     VALUE       DECEMBER 31, 1996(#)        DECEMBER 31, 1996($)
           NAME            EXERCISE (#)  REALIZED ($) EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE(1)
------------------------- ------------- ------------ ------------------------- ----------------------------
K. Michael Forrest .......      --          --           25,000 / 220,000                    --
Carl R. Thornfeldt, M.D.        --          --           27,656 /  17,344                    --
Carl R. Thornfeldt, M.D.        --          --                0 /   9,000                    --
A. Richard Juelis ........      --          --            9,750 /   9,750                    --
A. Richard Juelis ........      --          --                0 /   9,000                    --
Vivien H.W. Mak, Ph.D.  ..      --          --                0 /  18,000                    --
Vivien H.W. Mak, Ph.D.  ..      --          --            4,000 /  12,000                    --
Vivien H.W. Mak, Ph.D.  ..      --          --                0 /   6,000                    --

---------------

(1) Based on the difference between the fair market value of the Common Stock at December 31, 1996 ($4.50 per share) and the exercise price of options shown in the table. The exercise prices of the options are higher than the fair market value of the shares at December 31, 1996.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they filed. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the last fiscal year all Section 16(a) filing requirements applicable to the Company's officers, directors, and greater than ten percent beneficial owners were timely filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Mr. Forrest, President and Chief Executive Officer and the Company entered into an employment agreement dated November 20, 1996. The agreement provides for a base compensation of $265,000 per year. Either the Company or Mr. Forrest may terminate the agreement at any time upon notice to the other party. The agreement provides that, upon termination without cause, Mr. Forrest will be paid twelve months severance and continuation of benefits during the period severance payments are made. The agreement provides for the payment of a bonus upon the effectiveness of his agreement in the amount of $50,000 to Mr. Forrest. The agreement provides for granting of 245,000 stock options, 25,000 of which are fully vested at grant, and 25,000 of which are vested six months after the grant date. An additional 45,000 shares subject to the option will vest at the earlier of the accomplishment of certain milestones or after five years from date of grant. The remaining 150,000 vest annually over four years from the grant date if there has been no Employment Termination.

   Dr. Thornfeldt and the Company entered into an employment agreement dated January 22, 1996. The agreement provides for payments of $9,000 per month as long as Dr. Thornfeldt is devoting at least five business days per month to the affairs of the Company. If, at any time, Dr. Thornfeldt devotes less than five business days per month to the Company for two consecutive months, then commencing with the next month his salary would be reduced to $6,000 per month. Reinstatement of the $9,000 per month salary will then occur only after Dr. Thornfeldt has recommenced devoting five business days per month to the affairs of the Company. The agreement provides for the assignment to the Company, subject to certain exclusions, of inventions of Dr. Thornfeldt during the term of the agreement. Under the Agreement, he may not engage in any activity that is competitive with the business of the Company, including without limitation acting as a consultant to any business that competes, directly or indirectly, with the business of the Company. The agreement may be terminated before expiration of its term upon certain events, including Dr. Thornfeldt's death, a material breach of the agreement by the other party, or by Dr. Thornfeldt upon prior notice in connection with a "reorganization" of the Company.

   Mr. Juelis became Vice President, Finance, Chief Financial Officer and Secretary in March 1996 after consulting with the Company on a part time basis since November 1994. His agreement with the Company provides for a base compensation of $150,000, and for certain stock option grants.

   Dr. Francoeur became Vice President, Research and Development in May 1996. His agreement with the Company provides for a base compensation of $150,000, and an initial stock option grant of 75,000.

   Dr. Mak became Vice President, Cutaneous Research in January 1996 after joining the Company initially as a consultant in October 1995. Her agreement with the Company provides for a base compensation of $115,000 per year, and for certain stock option grants.

   Dr. Elias, a director and Co-Chairman of the Scientific Advisory Board, entered into a consulting agreement with the Company dated May 9, 1996, pursuant to which Dr. Elias agreed to provide consulting services in the fields of dermatology, skin pharmacology and drug development not less than two days per month. The agreement provides for consulting fees of approximately $3,500 per month.

                              SHAREHOLDER PROPOSALS

   Proposals of shareholders intended to be presented at the Company's annual meeting of shareholders following completion of the fiscal year ending December 31, 1997, must be received in writing by the Secretary of the Company at the Company's principal executive offices, no later than January 1, 1998.

                                  OTHER MATTERS

   The Board knows of no other matters that will be presented at the Annual Meeting. If however, any matter is properly presented at the Annual Meeting, the proxy solicited hereby will be voted in accordance with the judgment of the proxy holders.

                               By Order of the Board of Directors,

                               /s/ K. Michael Forrest

                               K. Michael Forrest
                               President and Chief Executive Officer


Foster City, California

ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

                                                                    Attachment A

                          CELLEGY PHARMACEUTICALS, INC.

                           1995 EQUITY INCENTIVE PLAN

                            As Adopted June 26, 1995
                           and Amended April 11, 1997


         1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

         2. SHARES SUBJECT TO THE PLAN.

            2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,450,000 (giving effect to a reverse split of the Company's Common Stock effective at or before the closing of the Company's registered initial public offering of securities), less any shares which are issued, or are issuable upon exercise of options granted pursuant to the 1992 Stock Option Plan adopted by the Company (the "Prior Plan"). The pool of Shares issuable hereunder is comprised of any Shares not subject to an option granted pursuant to the Prior Plan plus any Shares issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full. Upon the Effective Date (as defined below) of this Plan, no further stock options shall be granted pursuant to the Prior Plan. Options granted pursuant to the Prior Plan shall continue to be governed by the terms of the Prior Plan. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

            2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

         3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 350,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder. A person may be granted more than one Award under this Plan.

                                                   Cellegy Pharmaceuticals, Inc.
                                                      1995 Equity Incentive Plan

         4. ADMINISTRATION.

            4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

         (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

         (b) prescribe, amend and rescind rules and regulations relating to this Plan;

         (c)   select persons to receive Awards;

         (d) determine the form and terms of Awards (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable and the extension or acceleration of any such provisions or limitations, based in each case on such factors as the Committee shall determine, in its sole discretion;

         (e) determine the number of Shares or other consideration subject to Awards;

         (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

         (g)   grant waivers of Plan or Award conditions;

         (h)   determine the vesting, exercisability and payment of Awards;

         (i)   correct  any  defect,   supply  any  omission  or  reconcile  any
               inconsistency in this Plan, any Award or any Award Agreement;

         (j)   determine whether an Award has been earned;

         (k) make all other determinations necessary or advisable for the administration of this Plan.

            4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

            4.3 Compliance with Code Section 162(m). If two or more members of the Board are Outside Directors, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors.

            4.4 Liability and Indemnification of the Committee. No member of the group constituting the Committee, or any employee of the Company to whom the Committee delegates certain administrative responsibilities, shall be liable for any act or omission on such member's or employee's own part, including but not limited to the exercise of any power or discretion given to such member, or employee as delegatee, under this Plan, except for those acts or omissions resulting from such member's or employee's own gross negligence or willful misconduct. The Company shall indemnify each present and future member of the group constituting the Committee and each present and future employee delegated administrative responsibilities by such Committee against, and each member of the group constituting the Committee or employee delegated administrative

                                                   Cellegy Pharmaceuticals, Inc.
                                                      1995 Equity Incentive Plan

responsibilities by such Committee shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including the amount of judgments or settlements approved by the Company and made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such person in connection with or arising out of any action, suit or proceeding to the full extent permitted by law and by the Articles of Incorporation and Bylaws of the Company.

         5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

            5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

            5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

            5.3 Exercise Period. Unless otherwise established by the Committee with respect to any individual or group of individuals, an Option will become exercisable with respect to 25% of the Shares on the first anniversary of the Vesting Start Date (as defined below), with respect to an additional 25% of the Shares on the second anniversary of the Vesting Start Date, with respect to an additional 25% of the Shares on the third anniversary of the Vesting Start Date, with respect to an additional 25% of the Shares on the fourth anniversary of the Vesting Start Date. The Vesting Start Date is the date of grant, or such other date as the Committee determines in its discretion. The Committee may use its discretion to establish different vesting schedules with respect to any individual or group of individuals. No Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Shareholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. Options granted to Insiders, however, may not be exercisable, in whole or in part, at any time prior to the six-month anniversary of the date of grant, unless the Committee determines that the foregoing provision is not necessary to comply with the provisions of Rule 16b-3 as promulgated under
Section 16 of the Exchange Act or that such Rule is not applicable to the Plan or the Participant.

            5.4 Exercise Price. The Exercise Price of an NQSO will be determined by the Committee when the Option is granted; provided, however, that if expressly required by one or more state securities authorities or laws as a condition of issuing Awards and Shares in compliance with the securities laws of such state, the exercise price of an NQSO shall not be less than 85% of the Fair Market Value of the Shares on the date of grant and the Exercise Price of any NQSO granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. The Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant and the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

            5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or

                                                   Cellegy Pharmaceuticals, Inc.
                                                      1995 Equity Incentive Plan

desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

            5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

         (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

         (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by
               Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter (but not less than six months) or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability other than defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

            5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

            5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

            5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants effected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

            5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under

                                                   Cellegy Pharmaceuticals, Inc.
                                                      1995 Equity Incentive Plan

this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

         6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Restricted Stock Award, subject to the following:

            6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee. The Committee, however, may provide that, if required under Rule 16b-3 promulgated under Section 16 of the Exchange Act, Restricted Stock Awards granted to Insiders shall not become exercisable until six months and one day after the grant date and shall then be exercisable for 10 trading days at the Purchase Price specified by the Committee in accordance with Section 6.2.

            6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee; provided, that if expressly required by any state securities authorities as a condition of the offer and sale of Shares subject to Restricted Stock Awards in compliance with the securities laws of such state, the Purchase Price will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

            6.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

         7. STOCK BONUSES.

            7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company (provided that the Participant pays the Company the par value, if any, of the Shares awarded by such Stock Bonus in cash) pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

            7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured

                                                   Cellegy Pharmaceuticals, Inc.
                                                      1995 Equity Incentive Plan

(the "Performance Period") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

            7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

            7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee determines otherwise.

         8. PAYMENT FOR SHARE PURCHASES.

            8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

         (a)   by   cancellation   of   indebtedness   of  the  Company  to  the
               Participant;

         (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

         (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

         (d) by waiver of compensation due or accrued to the Participant for services rendered; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

         (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

               (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                                                   Cellegy Pharmaceuticals, Inc.
                                                      1995 Equity Incentive Plan

               (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

         (f)   by any combination of the foregoing.

            8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         9. WITHHOLDING TAXES.

            9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

            9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

         (a)   the election must be made on or prior to the applicable Tax Date;

         (b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

         (c) all elections will be subject to the consent or disapproval of the Committee;

         (d)   if the Participant is an Insider and if the Company is subject to
               Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

         (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                                                   Cellegy Pharmaceuticals, Inc.
                                                      1995 Equity Incentive Plan


         10. PRIVILEGES OF STOCK OWNERSHIP.

            10.1 Voting and Dividends. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

            10.2 Financial Statements. If expressly required by any state securities authorities as a condition of the offer and issuance of Awards in compliance with the securities laws of such state, the Company shall provide to each Participant during the period such Participant holds an outstanding Award a copy of the financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall be delivered as soon as practicable following the end of the Company's fiscal year during the period Awards are outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

         11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

         12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares that are not "Vested" (as defined in the Stock Option Agreement) held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's original Purchase Price, provided, that the right to repurchase lapses at the rate of at least 20% per year over five (5) years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement), and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

         13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

         14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares (other than Shares with respect to which consideration has been fully paid by the Participant (in forms other than by promissory notes) and received by the Company), together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full

                                                   Cellegy Pharmaceuticals, Inc.
                                                      1995 Equity Incentive Plan

recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral or the Company's resort to any or all of such collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid. Notwithstanding any other provision in this Plan, the Committee may not require deposit in escrow or retain in escrow evidence of unencumbered Shares for which consideration has been fully paid by the Participant (in a form other than by promissory notes) and received by the Company.

         15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. Notwithstanding the foregoing, the Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree. The Committee may at any time cancel Options upon payment to each Participant in cash, with respect to each Option to the extent then exercisable, of any amount which, in the absolute discretion of the Committee, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such Participant would have received if the Option had been exercised before the effective time over the Exercise Price of the Option.

         16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

         17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

         18. CORPORATE TRANSACTIONS.

            18.1 Assumption or Replacement of Awards by Successor.  In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company (other than any shareholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the shareholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar

                                                   Cellegy Pharmaceuticals, Inc.
                                                      1995 Equity Incentive Plan

consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 18.1, such Options shall expire on such transaction at such time and on such conditions as the Board will determine.

            18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

            18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged
(except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         19. ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on the closing of the Company's registered initial public offering of securities (the "Effective Date"); provided, however, that if the Effective Date does not occur on or before December 31, 1995, this Plan and any Options granted hereunder will terminate as of December 31, 1995 having never become effective. This Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve
(12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of SEC Rule 16b-3 promulgated thereunder (or its successor), as amended, with respect to shareholder approval.

         20. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of shareholder approval.

         21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or SEC Rule 16b-3 promulgated thereunder (or its successor), as amended, respectively.

         22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                                                   Cellegy Pharmaceuticals, Inc.
                                                      1995 Equity Incentive Plan

                                    Exhibit 1
                                    ---------

         23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

            "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

            "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

            "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

            "Board" means the Board of Directors of the Company.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Committee" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

            "Company"   means  Cellegy   Pharmaceuticals,   Inc.  a  corporation
organized under the laws of the State of California, or any successor corporation.

            "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

            "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined by the Board in its sole discretion, exercised in good faith; provided, however, that if the Common Stock of the Company is quoted on the Small Cap Market of the National Association of Securities Dealers Automated Quotation System or is regularly quoted by a recognized securities dealer, and selling prices are reported, the Fair Market Value per share shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or by such dealer, for the date the value is to be determined (or if there are not sales for such date, then for the last preceding business day on which there were sales); provided, however, that if the Common Stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System, the Fair Market Value per share shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are not sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

            "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

            "Option" means an award of an option to purchase  Shares pursuant to
Section 5.

                                                   Cellegy Pharmaceuticals, Inc.
                                                      1995 Equity Incentive Plan

            "Outside Directors" shall mean any director who is not (i) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company,
(ii) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior service (other than benefits under a tax-qualified pension plan), (iii) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company or (iv) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" shall have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

            "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            "Participant" means a person who receives an Award under this Plan.

            "Plan" means this Cellegy Pharmaceutical, Inc. 1995 Equity Incentive Plan, as amended from time to time.

            "Restricted  Stock  Award"  means  an award of  Shares  pursuant  to
Section 6.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

            "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

            "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                          CELLEGY PHARMACEUTICALS, INC.

                        1995 DIRECTORS STOCK OPTION PLAN

                          Amended as of April 11, 1997


         1. Purpose. This 1995 Directors Stock Option Plan (this "Plan") is established to provide equity incentives for nonemployee members of the Board of Directors of Cellegy Pharmaceuticals, Inc. (the "Company"), who are described in
Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

         2. Adoption and Shareholder Approval. After this Plan is adopted by the Board of Directors of the Company (the "Board"), this Plan will become effective on the closing of the Company's registered initial public offering of securities (the "Effective Date"); provided, however, that if the Effective Date does not occur on or before December 31, 1995, this Plan and any Options granted hereunder will terminate as of December 31, 1995 having never become effective. Upon the Effective Date of this Plan, no further stock options shall be granted pursuant to the 1992 Stock Option Plan of the Company (the "Prior Plan"). Options granted pursuant to the Prior Plan shall continue to be governed by the terms of the Prior Plan. This Plan shall be approved by the shareholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board. Options ("Options") may be granted under this Plan after the Effective Date provided that, in the event that shareholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the shareholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such shareholder approval is not obtained. So long as the Company is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") the Company will comply with the requirements of Rule 16b-3 with respect to shareholder approval.

         3. Types of Options and Shares. Options granted under this Plan shall be nonqualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the Common Stock of the Company.

         4. Number of Shares. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "Maximum Number") is 150,000 Shares (giving effect to a reverse split of the Company's Common Stock effective at or before the closing of the Company's registered initial public offering of securities), subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number of Shares, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

         5. Administration. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

                                                   Cellegy Pharmaceuticals, Inc.
                                                1995 Directors Stock Option Plan

         6. Eligibility and Award Formula.

            6.1 Eligibility. Options may be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below.

            6.2 Initial Grant. Each Optionee who after the Effective Date becomes a member of the Board will automatically be granted an Option for 20,000 Shares (the "Initial Grant"). Initial Grants shall be made on the first business day after the date such Optionee is first elected to the Board.

            6.3 Succeeding Grants. On the first business day after each of the Company's annual meeting of shareholders, if the Optionee is still a member of the Board and has served continuously as a member of the Board for at least one year, the Optionee will automatically be granted an Option for 1,000 Shares (a "Succeeding Grant").

         7. Terms and  Conditions  of Options.  Subject to the  following and to
Section 6 above:

            7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

            7.2 Vesting. Options granted under this Plan shall be exercisable as they vest. The date an Optionee receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the "Start Date" for such Option.

                  (a) Initial Grants. Each Initial Grant will vest as follows, so long as the Optionee continuously remains a director of the Company: (i) on the Start Date of the Initial Grant the Initial Grant will vest as to twenty-five percent (25%) of the Shares; (ii) with respect to the remaining 15,000 Shares: (a) on the first (1st) anniversary of the Initial Grant, the Initial Grant will vest as to an additional twenty-five percent (25%) of the remaining Shares; (b) on the second (2nd) anniversary of the Initial Grant, the Initial Grant will vest as to an additional twenty-five percent (25%) of the remaining Shares; (c) on the third (3rd) anniversary of the Initial Grant, the Initial Grant will vest as to an additional twenty-five percent (25%) of the remaining Shares; and (d) on the fourth (4th) anniversary of the Initial Grant, the Initial Grant will vest as to an additional twenty-five percent (25%) of the remaining Shares.

                  (b) Succeeding Grants. Each Succeeding Grant will vest as to twenty-five percent (25%) of the Shares upon each of the first four (4) successive anniversaries of the Start Date for such Succeeding Grant, so long as the Optionee continuously remains a director of the Company.

            7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

            7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the "Expiration Date"). The Option shall cease to vest if the Optionee ceases to be a member of the Board. The date on which the Optionee ceases to be a member of the Board shall be referred to as the "Termination Date". An Option may be exercised after the Termination Date only as set forth below:

                  (a) Termination Generally. If the Optionee ceases to be a member of the Board for any reason except death or disability (as described in 7.4(b) below), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee within three (3) months after the Termination Date, but in no event later than the Expiration Date.

                                                   Cellegy Pharmaceuticals, Inc.
                                                1995 Directors Stock Option Plan

                  (b) Death or Disability. If the Optionee ceases to be a member of the Board because of the death of the Optionee or the temporary or permanent, partial or total disability of the Optionee as determined by the Board, then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

         8. Exercise of Options.

            8.1 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

            8.2 Payment. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of Securities and Exchange Commission ("SEC") Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

            8.3 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

            8.4 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                  (a) An Option shall not be exercisable until such time as this Plan (or, in the case of Options granted pursuant to an amendment increasing the number of shares that may be issued pursuant to this Plan, such amendment) has been approved by the shareholders of the Company in accordance with Section 15 hereof.

                  (b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act") and all applicable state securities laws, as they are in effect on the date of exercise.

                  (c) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

         9. Nontransferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

                                                   Cellegy Pharmaceuticals, Inc.
                                                1995 Directors Stock Option Plan

         10. Privileges of Stock Ownership. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its shareholders.

         11. Adjustment of Option Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

         12. No Obligation to Continue as Director. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

         13. Compliance With Laws. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

         14. Acceleration of Options. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company (other than any shareholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under Section 424 of the Internal Revenue Code of 1986, as amended (the "Code") wherein the shareholders of the Company give up all of their equity interests in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the shareholders of the Company), the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

         15. Amendment or Termination of Plan. The Committee may at any time terminate or amend this Plan (but may not terminate or amend the terms of any outstanding option without the consent of the Optionee); provided, however, that the Committee shall not, without the approval of the shareholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or change the class of persons eligible to receive Options. Further, the provisions in Sections 6 and 7 of this Plan shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

         16. Term of Plan. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board.

                                                   Cellegy Pharmaceuticals, Inc.
                                                1995 Directors Stock Option Plan

         17. Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

            17.1 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            17.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            17.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

            17.4 "Fair Market Value" shall mean, as of any date, the value of a share of the Company's Common Stock determined by the Board in its sole discretion, exercised in good faith; provided, however, that if the Common Stock of the Company is quoted on the Small Cap Market of the National Association of Securities Dealers Automated Quotation System or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value per share shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or by such dealer for the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices); provided, however, that if the Common Stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System, the Fair Market Value per share shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are not sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

                                                                      APPENDIX A

--------------------------------------------------------------------------------

PROXY                     CELLEGY PHARMACEUTICALS, INC.                    PROXY

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 5, 1997

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CELLEGY

   The undersigned hereby appoints K. Michael Forrest and Carl R. Thornfeldt, M.D., or either of them, each with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Cellegy Pharmaceuticals, Inc. ("Cellegy") to be held at 9:00 a.m. P.D.T., on June 5, 1997, at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California, and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

                 (Continued, and to be signed on the other side)

--------------------------------------------------------------------------------

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

                                                                                                             [X] Please mark
                                                                                                                  your votes
                                                                                                                   as this
                                        WITHHOLD
1. ELECTION OF DIRECTORS:         FOR    FOR ALL                                                     FOR    AGAINST   ABSTAIN
   NOMINEES: K. Michael Forrest,  [  ]    [  ]     2. Approval of amendment to the 1995 Employee     [  ]    [  ]      [  ]
   Carl R. Thornfeldt, M.D.,                          Incentive  Plan to increase  the number of
   Jack Bowman, Denis R. Burger, Ph.D.,               shares  of  Common   Stock   reserved  and
   Peter M. Elias, M.D.,  Tobi B. Klar, M.D.,         authorized  for issuance under the Plan by
   Alan A. Steigrod, Larry J. Wells.                  450,000 shares,  from 1,000,000  shares to
                                                      1,450,000 shares.
   INSTRUCTION: To withhold authority to vote
   for any individual nominee, write that          3. Approval   of   amendment   of  the   1995     [  ]    [  ]      [  ]
   nominee's name in the space provided below.        Directors'  Stock  Option Plan to increase
                                                      the  number  of  shares  of  Common  Stock
   ____________________________________________       reserved and authorized for issuance under
                                                      the Plan by 50,000  shares,  from  100,000
I PLAN TO ATTEND THE MEETING               [  ]       shares to 150,000 shares.

                                                   4. To ratify the appointment of Ernst & Young     [  ]    [  ]      [  ]
                                                      LLP as independent auditors of the Company
                                                      for the 1997 fiscal year.

                                                   5. The  transaction of such other business as     [  ]    [  ]      [  ]
                                                      may  properly  come  before the meeting or
                                                      any  adjournments or  postponements of the
                                                      meeting.

                                                                              THE BOARD OF  DIRECTORS  RECOMMENDS  THAT YOU
                                                                              VOTE FOR THE ELECTION OF ALL NOMINEES AND FOR
                                                                              PROPOSALS NOS. 2, 3 AND 4.
                                                                              THIS PROXY WILL BE VOTED AS  DIRECTED  ABOVE.
                                                                              WHEN NO CHOICE IS INDICATED,  THIS PROXY WILL
                                                                              BE  VOTED  FOR  THE  ELECTION  OF  THE  EIGHT
                                                                              NOMINEES   FOR   ELECTION  TO  THE  BOARD  OF
                                                                              DIRECTORS AND FOR PROPOSALS NOS. 2, 3 AND 4.
                                                                              In their  discretion,  the proxy  holders are
                                                                              authorized  to vote upon such other  business
                                                                              as may  properly  come  before the meeting or
                                                                              any adjournments or postponements  thereof to
                                                                              the  extent   authorized   by  Rule  14a-4(c)
                                                                              promulgated under the Securities Exchange Act
                                                                              of 1934, as amended.


Signature(s) ______________________________________________________________________       Dated _____________________, 1997
Please sign as name appears hereon. Joint owners should each sign. If shares are held of record by a Corporation, the Proxy should be executed by the president, vice president, secretary or assistant secretary. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

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